                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549




                                  FORM 8-K/A
                               CURRENT REPORT



   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): August 8, 1997



                               Metrocall, Inc.
                               ---------------
           (Exact name of registrant as specified in its charter)



         Delaware                              0-21924                                        54-1215634
         --------                              -------                                        ----------
(State or other jurisdiction               (Commission                               (IRS Employer
of incorporation)                          file number)                              Identification No.)

                 6677 Richmond Highway, Alexandria, Virginia
                 -------------------------------------------
                   (Address of Prinicpal Executive Offices)

Registrant's telephone number, including area code: (703) 660-6677



                             Not Applicable
                         ----------------------
      (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS


         Merger Agreement with ProNet Inc.



         As reported on a Form 8-K filed with the Securities and Exchange Commission on August 12, 1997, in connection with the proposed merger of ProNet Inc. ("ProNet") with and into Metrocall, Inc. ("Metrocall"), Metrocall and ProNet entered into an Option Agreement on August 8, 1997 (the "Option Agreement"). On August 29, 1997, Metrocall and ProNet entered into an
Amendment to Option Agreement (the "Amendment"), which amends the Option Agreement to clarify when the option granted by ProNet to Metrocall will terminate. The description of the Amendment is qualified in its entirety by reference to the Amendment filed herewith as Exhibit 2.1.








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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


Exhibit                   Description
- -------                   -----------
   2.1                    Amendment to Option Agreement between Metrocall, Inc.
                          and ProNet Inc. dated August 29, 1997





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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September 8, 1997


                             METROCALL, INC.


                             By:    /s/ Vincent D. Kelly
                                -----------------------------------------------
                                      Vincent D. Kelly
                                      Chief Financial Officer and Treasurer





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                                 EXHIBIT INDEX


Exhibit                   Description
- -------                   -----------
   2.1                    Amendment to Option Agreement between Metrocall, Inc.
                          and ProNet Inc. dated August 29, 1997






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